SECOND AMENDMENT TO

ANHYDROUS AMMONIA SALES AGREEMENT

THIS SECOND AMENDMENT TO ANHYDROUS AMMONIA SALES AGREEMENT (this “Second Amendment”) is dated November 3, 2006 and effective July 1, 2006 (the “Effective Date”), by and between Koch Nitrogen Company (“KNC”), Koch Nitrogen International Sàrl (KNI”) and collectively with KNC, “Koch”) and El Dorado Chemical Company (“Buyer”).

W I T N E S S E T H :

WHEREAS, Koch and Buyer are parties to that certain Anhydrous Ammonia Sales Agreement dated March 9, 2005, as amended by that certain First Amendment to Anhydrous Ammonia Sales Agreement effective August 29, 2005 (collectively the “Agreement”), and Koch and Buyer mutually desire to further amend the Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the mutual covenants and premises herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINED TERMS. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Agreement.

2. TERM. Section II TERM of the Agreement shall be deleted in its entirety and replaced as follows:

“Term The term of this Agreement (the “Term”) shall commence on 12:01 a.m. central time on January 3, 2005 and shall terminate at 11:59 p.m. on December 31, 2008, unless terminated earlier in accordance with this Agreement.”

3. PRICE. Effective upon the Effective Date, subsections B. and C. of Section VI PRICE of the Agreement, shall be deleted in their entirety and replaced as follows:

“B. Adder. The Adder shall be *** per short ton. However if the Ammonia Pipeline Transportation Charge is modified as set forth in Section VI C. of the Agreement, the parties agree to modify the Adder as set forth in Section VI C.”

“C.
Ammonia Pipeline Transportation Charge
. The Ammonia Pipeline Transportation Charge per short ton shall be *** per short ton from Taft, Louisiana or Sterlington, Louisiana to the Delivery Point for pipeline deliveries. In the event the Ammonia Pipeline Tariff rate changes for Taft, Louisiana, then the Ammonia Pipeline Transportation Charge for both injection points shall be changed to the revised Ammonia Pipeline Tariff rate as published for Taft, Louisiana. Notwithstanding the foregoing, starting January 1, 2007, for the first increase of the Ammonia Pipeline Transportation Charge in each calendar year of the Term, Seller will, up to a maximum

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PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

of ***, decrease the amount of the Adder by an amount equal to one-half (1/2) of the total increase in the Ammonia Pipeline Transportation Charge. For any other increases of the Ammonia Pipeline Transportation Charge in the same calendar year, the Adder shall not be changed.”

4. RATIFICATION OF AGREEMENT. Except as expressly amended herein, the terms, covenants and conditions of the Agreement shall remain in full force and effect without modification or amendment, and the parties hereto ratify and reaffirm the same in its entirety.

5. MISCELLANEOUS. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Kansas, without regard to the conflicts of laws principles. In the event that the terms of the Agreement conflict or are inconsistent with those of this Second Amendment, the terms of this Second Amendment shall govern. The provisions of this Second Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors, and assigns. This Second Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

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***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed on the day and year first written above and effective on the Effective Date.

KOCH NITROGEN COMPANY

By:___________________________________________

Name:________________________________________

Title:_________________________________________

KOCH NITROGEN INTERNATIONAL

SÀRL

By:__________________________________________

Name:________________________________________

Title:_________________________________________

EL DORADO CHEMICAL COMPANY

By:__________________________________________

Name:________________________________________

Title:_________________________________________